                                SEVENTH AMENDMENT
                                -----------------

          SEVENTH AMENDMENT dated as of July 30, 1994 (as the same may be amended or otherwise modified from time to time, this "AMENDMENT") by and among
(a) (i) BANKERS TRUST COMPANY, a New York banking corporation, and (ii) BANCA CASSA DI RISPARMIO DI TORINO, S.p.A., NEW YORK BRANCH (formerly known as Cassa di Risparmio di Torino), a federally licensed branch of a bank incorporated under the law of the Republic of Italy, as Lenders; (b) AIRCOA HOTEL PARTNERS, L.P., a Delaware limited partnership, as Borrower; (c) BANKERS TRUST COMPANY, a New York banking corporation, as Agent; and (d) (i) MCCORMICK RANCH OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, (ii) LAKESIDE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, (iii) FOURWINDS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, (iv) BUFFALO OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, (v) DURHAM OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, and (vi) AURORA INN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (each an "OPERATING PARTNERSHIP", and collectively, the "OPERATING PARTNERSHIPS").

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Borrower, the Lenders and the Agent entered into a Loan Agreement dated as of February 20, 1987

                                                                  EXHIBIT 10.29g

(as amended by a First Amendment dated as of July 21, 1987, a Second Amendment dated as of July 30, 1987, a Third Amendment dated as of March 31, 1988, a Fourth Amendment dated as of September 22, 1989, by letters dated November 13, 1990, as of December 23, 1990 and as of January 24, 1991, a Fifth Amendment dated as of January 31, 1992 and a Sixth Amendment dated as of July 31, 1993 and as the same may further be amended or otherwise modified from time to time, the "AGREEMENT") pursuant to which, among other things, the Lenders extended financial accommodations to the Borrower upon the terms and conditions contained therein; and

          WHEREAS, the Borrower and the Operating Partnerships have requested, and the Lenders and all of the Voting Participants have agreed, subject to the terms and conditions set forth herein, to amend certain of the terms and conditions of the Agreement.


          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

          1. DEFINITIONS. Unless the context otherwise requires, for all purposes of this Amendment all capitalized terms used herein without definition and which are defined in the Agreement are used herein with the respective meanings ascribed to such terms in the Agreement.


          2. Amendments to and Other Provisions Affecting THE AGREEMENT AND THE OTHER LOAN AND SECURITY DOCUMENTS.

               (a) If the Maturity Date is extended from the Maturity Date to the Extended Maturity Date, then, on the Maturity Date Merchants may be paid an additional $500,000 on account of the Merchants portion of the Junior Unsecured Note and the Required Lenders hereby consent to such payment to Merchants. If the Maturity Date is not, for any reason, extended then such payment to Merchants shall not be made. For the purposes of making the calculations described in SECTION 2.06 (d)(ii)(2), $1,000,000 of the principal payment to be made to Lender pursuant to SECTION 2.18 (g) such $500,000 principal payment on the Merchants portion of the Junior Unsecured Note shall, whether or not such payments are funded with monies of the Borrower or any of the Operating Partnerships, be added to audited net income for the year in question. Such payments to Lender pursuant to SECTION 2.18(g) shall be applied to principal in the inverse order of maturity.


               (b) SECTION 2.18 (c) and (d) are hereby amended to read, in their entirety, as follows:

          "(c) on or before the Maturity Date, the Agent has received from the Borrower written notice of Borrower's election to extend the Maturity Date as hereinafter provided, (d) such notice to Agent is accompanied by fully executed documents extending the maturity of the Merchants Debt portion of the Junior Unsecured Note to a date not earlier than ninety (90) days after the Extended Maturity Date, but allowing the Merchants Debt portion of the Junior Unsecured Note to become a demand obligation if the Loans and all other sums due and owing under the Loan and Security Documents have been paid in full"

               (c) SECTION 2.18 (g) is hereby amended to read, in its entirety, as follows:

          "(g) an additional mandatory prepayment of the principal amount of the Loan shall have been made in the amount of $1,000,000 PLUS the following additional amount: (x) if the outstanding principal amount of the Loan at the close of business on the Maturity Date (after giving effect to such $1,000,000 payment) is greater than $36,600,000, then the required additional mandatory prepayment shall be $500,000, (y) if the outstanding principal amount of the Loan at the close of business on the Maturity Date (after giving effect to such $1,000,000 payment) is less than $36,600,000 but greater than $26,600,000, then the required additional mandatory prepayment shall be $200,000 and (y) in all other cases there shall be no additional mandatory prepayment (other than said $1,000,000 amount) of the Loans required under this SECTION."

               (d) PARAGRAPH 6(a) of the Sixth Amendment to the Loan Agreement is hereby amended to delete the reference to June 30, 1994 and to substitute therefore a reference to July 31, 1994.


          3. CLOSING CONDITIONS; CONDITIONS TO EFFECTIVENESS. This Amendment shall not be binding and shall not become effective unless and until each of the following conditions precedent shall have been satisfied:

               (a) AMENDMENT. This Amendment shall have been signed by each of the parties hereto and consented to by each of the Voting Participants, and the Agent shall have received a counterpart hereof signed by the Borrower and each Operating Partnership.

               (b) MERCHANTS. The Agent shall have received a fully executed original, in form and substance satisfactory to the Agent, of the consent of the holder of the Merchants portion of the Junior Unsecured Note to the transactions contemplated hereby.

               (c) AUTHORIZATIONS. The Agent shall have received, with a copy for each Lender and Voting Participant:

                    (1) A certificate of the secretary or an assistant secretary of the General Partner, dated as of the date this Amendment is to become effective, (A) certifying as to resolutions of the Board of Directors of the General Partner authorizing the execution, deliver and performance by the General Partner, as general partner of the Borrower and of each Operating Partnership, of this Amendment and of the other amendments, agreements, documents and instruments described herein, (B) stating that such resolutions have not been modified or rescinded and remain in full force and effect, (C) certifying as to the names, incumbency and signatures of the officers of the General Partner authorized to sign this Amendment and all such other amendments, agreements, documents and instruments and (D) certifying as to all amendments and other modifications to the Bylaws of the General Partner since the Closing Date;

                    (2) A copy of all amendments to the Certificate of Incorporation of the General Partner since July 31, 1993, certified by the Secretary of State of the State of Delaware or by an officer of the General Partner as being true, correct and complete;

                    (3) A copy of all amendments, since July 31, 1993, to the partnership agreement and/or to any certificate of limited partnership and/or to any documents relating to authority to do business in any state, other than its state of formation, of the Borrower and/or any Operating Partnership; and

                    (4) A certificate of the chief financial or executive officer of the General Partner, dated as of the date this Amendment is to become effective, to the effect that (A) after giving effect to this Amendment and to the transactions contemplated hereby and as of the date of such certificate, there exists no Default or Event of Default and (B) all of the representations and warranties contained in the Loan and Security Documents are true and correct as of such date, except as may be set forth in such certificate with respect to litigation commenced after the Closing Date.

               (d) OTHER DOCUMENTS. The Agent shall have received such other documents as the Agent may have requested, including opinions of counsel and title endorsements, and all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Agent and its counsel.

          4. REPRESENTATIONS AND WARRANTIES. The Borrower and each Operating Partnership jointly and severally represents and warrants to the Lenders (such representations and warranties also being deemed to be made pursuant to the Agreement, such that if any thereof proves to have been untrue or misleading in any material respect at the time when made or deemed to be made, then an Event of Default shall be deemed to have occurred under SECTION 7.01(b) of the Agreement) that:

               (a) As of July 28, 1994 the principal and interest owing on the Loans to the Lenders is as follows:


                                             Interest
                                             (through
                    Principal                July 28, 1994)
                    ---------                --------------
                    $43,200,000              $252,000



The Borrower and each Operating Partnership hereby confirms that there are no defenses or off-sets, and it has no counterclaims or causes of action with respect, to its obli-gations under the Loan and Security Documents and/or any of the other documents to which it is a party and to the extent that any such defense or offset or counterclaims or cause of action exists without its knowledge, the same is hereby waived and released to the fullest extent permitted by law.

               (b) All representations and warranties contained in the Loan and Security Documents continue to be true and correct, with the same force and effect as if made on and as of the date this Amendment becomes effective (and are repeated as of such date), and in addition the representations and warranties of the Borrower contained in SECTION 4.10 of the Agreement are also made in respect of the most recent financial statements of the Borrower furnished to the Lenders.

               (c) The Borrower and each Operating Partnership has full power, authority and legal right to execute, deliver and perform this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and each Operating Partnership and constitutes a legal, valid and binding obligation of the Borrower and each Operating Partnership, enforceable against the Borrower and each Operating Partnership in accordance with its terms. Except for the consent of Merchants delivered to the Lender concurrently herewith, no consent of any other Person and no consent, license, approval or authorization of, or registration or declaration with or notice to, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower or any Operating Partnership, or the validity or enforceability against the Borrower or any Operating Partnership, of this Amendment.
               (d) The execution, delivery and performance by the Borrower and each Operating Partnership of this Amendment does not and will not violate any provision of any existing law, rule or regulation or of any order, judgment, award or decree of any court, arbitrator or governmental authority, bureau or agency, or of the partnership agreement, charter or Bylaws of, or any security issued by, the Borrower, any Operating Partnership or the General Partner, or of any mortgage, indenture, lease, contract or other agreement or undertaking to which the Borrower, any Operating Partnership or the General Partner is a party or by which any of their respective properties or assets may be bound, and will not result in the creation or imposition of any Lien on any of their respective properties or assets pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement or undertaking.

          5. CHANGES. This Amendment may not be amended, waived or otherwise modified, except in accordance with the provisions of SECTION 9.02 of the Agreement.

          6. CAPTIONS. Section captions are for convenience only and shall not affect the interpretation or construction of this Amendment.

          7. COUNTERPARTS. This Amendment may be signed in any number of separate counterparts, each of which shall constitute an original instrument and all of which taken together shall constitute one and the same instrument, with the same force and effect as if the signatures of all the parties hereto were on a single instrument.

          8. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

          9. MERGER. This Amendment sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and supersedes any prior or contemporaneous understandings with respect to the subject matter hereof.

          10. CONTINUING FORCE AND EFFECT. As modified by this Amendment, the Agreement and each of the other Loan and Security Documents, including, without limitation, PARAGRAPH 7 (OPERATING ACCOUNTS) to the Fifth Amendment to the Loan Agreement, shall continue in full force and effect in accordance with their respective terms. This Amendment is a Loan and Security Document. Accordingly, any Default or Event of Default hereunder shall constitute a Default and/or Event of Default under the Agreement.

          11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respect successors and assigns, provided that neither the Borrower nor any Operating Partnership may assign or transfer any of its interest hereunder without the prior written consent of the Required Lenders.

          IN WITNESS WHEREOF, the Borrower, the Operating Partnerships, the Lenders and the Agent have caused this Amendment to be duly executed and delivered, all as of the day and year first above written.

                              AIRCOA HOTEL PARTNERS, L.P.
                              By:  AIRCOA Hospitality
                                   Services, Inc., general
                                   partner


                              By:  /s/ Douglas M. Pasquale
                                   -------------------------
                                   Title:  Douglas M. Pasquale
                                           Executive Vice President


                              By:  /s/ Carol K. Werner
                                   -------------------------
                                   Title:  Carol K. Werner
                                           Executive Vice President


                         BANKERS TRUST COMPANY, as a
                           Lender and as Agent


                         By:  /s/ Laura J. Buswick
                              ------------------------------
                              Title:  Vice President

                                   BANCA CASSA DI RISPARMIO DI
                                     TORINO, S.p.A.,
                                     New York Branch, as Lender


                                   By:  /s/ Giorgio Cuccolo
                                        ------------------------------
                                        Title: Giorgio Cuccolo
                                               Manager and Senior V.P.


                                   By:  /s/ C. Vincent Calvo
                                        ------------------------------
                                        Title:  C. Vincent Calvo
                                                Vice President


                                   MCCORMICK RANCH OPERATING
                                     PARTNERSHIP, L.P.

                                   BY:  AIRCOA Hospitality
                                        Services, Inc., general
                                        partner


                                   By:  /s/ Douglas M. Pasquale
                                        ------------------------------
                                        Title:  Douglas M. Pasquale
                                                Executive Vice President


                                   By:  /s/ Carol K. Werner
                                        ------------------------------
                                        Title:  Carol K. Werner
                                                Executive Vice President


                                   LAKESIDE OPERATING PARTNERSHIP,
                                    L.P.

                                   BY:  AIRCOA Hospitality
                                        Services, Inc., general
                                        partner


                                   By:  /s/ Douglas M. Pasquale
                                        ------------------------------
                                        Title:  Douglas M. Pasquale
                                                Executive Vice President


                                   By:  /s/ Carol K. Werner
                                        ------------------------------
                                        Title:  Carol K. Werner
                                                Executive Vice President

                                   FOURWINDS OPERATING PARTNERSHIP,
                                     L.P.

                                   BY:  AIRCOA Hospitality
                                        Services, Inc., general
                                        partner


                                   By:  /s/ Douglas M. Pasquale
                                        ------------------------------
                                        Title:  Douglas M. Pasquale
                                                Executive Vice President


                                   By:  /s/ Carol K. Werner
                                        ------------------------------
                                        Title:  Carol K. Werner
                                                Executive Vice President


                                   BUFFALO OPERATING PARTNERSHIP,
                                     L.P.

                                   BY:  AIRCOA Hospitality
                                        Services, Inc., general
                                        partner


                                   By:  /s/ Douglas M. Pasquale
                                        ------------------------------
                                        Title:  Douglas M. Pasquale
                                                Executive Vice President


                                   By:  /s/ Carol K. Werner
                                        ------------------------------
                                        Title:  Carol K. Werner
                                                Executive Vice President


                                   DURHAM OPERATING PARTNERSHIP,
                                     L.P.

                                   BY:  AIRCOA Hospitality
                                        Services, Inc., general
                                        partner


                                   By:  /s/ Douglas M. Pasquale
                                        ------------------------------
                                        Title: Douglas M. Pasquale
                                               Executive Vice President


                                   By:  /s/ Carol K. Werner
                                        ------------------------------
                                        Title: Carol K. Werner
                                               Executive Vice President

                                   AURORA INN OPERATING
                                   PARTNERSHIP, L.P.

                                   BY:  AIRCOA Hospitality
                                   Services, Inc., general
                                   partner


                                   By:  /s/ Douglas M. Pasquale
                                        ------------------------------
                                        Title:


                                   By:  /s/ Carol K. Werner
                                        ------------------------------
                                        Title: EVP

CONSENTED TO:

THE BANK OF NEW YORK

By:  /s/ Frederick L. Sasq
     -------------------------
     Title: Vice President


BANK OF THE WEST

By:  /s/ Tom K. Matson
     -------------------------
     Title: Vice President


ROYAL BANK OF CANADA, GRAND CAYMAN
(NORTH AMERICA NO. ONE BRANCH)

By:  /s/ D. S. Berg
     -------------------------
     Title: Manager


THE SAKURA BANK, LIMITED, NEW YORK BRANCH

By:  /s/ T. Tashajima
     -------------------------
     Title: Senior Vice President
            Assistant General Manager


BANKERS TRUST DELAWARE

By:  /s/ Dean Mitchell
     -------------------------
     Title: Vice President